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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 5, 2003
                                                         -----------------




                               DT INDUSTRIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                       0-23400                 44-0537828
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(STATE OR OTHER JURISDICTION           (COMMISSION              (IRS EMPLOYER
      OF INCORPORATION)                FILE NUMBER)          IDENTIFICATION NO.

         907 W. FIFTH STREET, DAYTON, OH                           45407
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    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (937) 586-5600
                                                           --------------


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)  EXHIBITS.  The following exhibits are filed herewith.

                 Ex. 99.1 Press Release dated September 5, 2003.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         The information in this Form 8-K, including Exhibit 99.1 attached hereto, shall be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is incorporated by reference into the Company's Registration Statement on Form S-3, as amended (File No. 333-91500).

         On September 5, 2003, DT Industries, Inc. (the "Company") issued a press release announcing its earnings for the fiscal year ended June 29, 2003. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:   September 5, 2003

                                        DT INDUSTRIES, INC.


                                        By:   /s/ Dennis S. Dockins
                                              -------------------------------
                                              Dennis S. Dockins
                                              General Counsel and Secretary